UMB SCOUT FUNDS

WORLDWIDE FUND

QUARTERLY REPORT

SEPTEMBER 30, 1998

A no-load mutual fund that seeks favorable total return by investing in established companies either located outside the U.S. or whose principal business is carried on outside the country.

TO THE SHAREHOLDERS

The UMB Scout WorldWide Fund closed the quarter ended September 30, 1998, at $16.16 per share and had a total return (price change and reinvested distributions) of -13.21% for the period. This result was better than the average for comparable funds, as shown in the Lipper Global Fund Index return of -14.47% and the Morgan Stanley EAFE Index of -14.15%. The Fund invests in a diversified portfolio of equity securities of established companies either located outside the U.S. or whose primary business is done outside the country. The Fund is designed for long-term investors who are able to accept the risks of international investing.

The Fund closed its fifth year in a turbulent quarter. There was Russia's default on its debt, concern that Latin America may be the next economic problem area, and the news that the Federal Reserve pressured major bank and brokerage firms to bail out a major hedge fund. These events took a toll on the Fund, although the comparison indexes show it performed better than the average international fund.

The Fund ended the quarter with cash reserves of 27%, compared with 22% on June 30 and 12% on March 31. We built these reserves because it was difficult to find attractive stocks at the prices of that time. Price changes have since prompted us to spend some of this cash.

The Fund has been heavily weighted toward Europe, which has shown more stable economies and markets. This does not mean European stock prices cannot go down; rather, it means they tend to be less volatile than the emerging markets and Asia.

During the quarter, we added to our Latin American positions in natural resource companies such as Aracruz Celulose, Sociedad Quimica Minera De Chile, and YPF Sociedad Anonima. The market upheavals and the threat of currency devaluation depressed these stock prices a great deal. We believe the market risk is somewhat offset by the positive effects a devaluation would bring to the natural resource, export-oriented companies.

We also added to holdings of Telecomunicacoes Brasileiras (Telebras), which is in the process of spinning off its 12 subsidiaries to shareholders, much as was done with AT&T. At the same time, the Brazilian government is selling its portion of these companies to private investors. The Telebras ADR now trades on the New York Stock Exchange under the symbol TBH. We exchanged our old Telebras ADRs for the new "Holders," so named because they will hold the 12 Telebras subsidiaries. We think the value of this package will be substantially greater than the Telebras stock, but there is not enough information available yet on the 12 subsidiaries to properly value them separately.

We have added two Japanese companies in the last few months: Takeda Chemical and Kao, a producer of soaps and cosmetics. These investments represent a shift from export-oriented companies such as Sony and Canon to more stable, domestically oriented companies. Japan has tried to get its economy going in recent years by increasing the money supply and cheapening its currency, which would make exports less expensive and thus more competitive. Much of the increased money supply came to the U.S. to finance the purchase of government bonds by Japanese banks and U.S. hedge funds, which did little to stimulate the domestic economy in Japan. But recent efforts to solve problems in Japan's banking system, which had restricted new lending, and the closure of some hedge fund positions may free some money for domestic investment and growth.

We want to remind all shareholders that the Fund name is changing to UMB Scout WorldWide Fund, Inc., effective October 31, 1998. However, the ticker symbol will remain UMBWX.

We appreciate your interest and participation in UMB Scout WorldWide Fund and welcome your questions and comments.

Sincerely,

/s/James L. Moffett
James L. Moffett
UMB Investment Advisors

COMPARATIVE RATES OF RETURN
as of September 30, 1998

                                2 3/4 Years     3 3/4 Years     4 3/4 Years

UMB Scout WorldWide Fund        13.84%          14.06%          11.82%
Lipper Global Fund Index*        9.83%          10.93%           8.03%
MSCI EAFE Index*                 2.86%           5.02%           5.61%

UMB Scout WorldWide Fund's average annual compound returns for 1 year, 3 years, 5 Years and the life of the fund for periods ended September 30, 1998, are -0.85%, 13.30%, 12.38% and 12.32%, respectively. Inception -
September 14, 1993.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.
* Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

TOP TEN EQUITY HOLDINGS

                                        Market          Percent
                                        Value (000's)   of Total

Imperial Oil Ltd.                    $  2,566           3.18%
Nokia, CP ADS, Pfd.                     2,134           2.65%
Aegon N.V.                              1,879           2.33%
SAP A.G.                                1,843           2.28%
YPF Sociedad Anonima                    1,820           2.26%
Elan Corp. PLC                          1,657           2.05%
Takeda Chemical Inds.                   1,609           1.99%
Repsol S.A.                             1,477           1.83%
Vodafone Group                          1,466           1.82%
Fuji Photo Film Ltd.                    1,365           1.69%
Top 10 Equity Holdings Total:        $ 17,816          22.08%

As of September 30, 1998, statement of assets.

COUNTRY DIVERSIFICATION - BAR CHART

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.



FINANCIAL STATEMENTS
SEPTEMBER 30, 1998 (unaudited)

Statement of Net Assets

                                                                Market
        Shares  Company                                         Value

COMMON STOCKS (ADR) - 76.56%
ARGENTINA - 2.26%
        70,000  YPF Sociedad Anonima                        $   1,820,000

AUSTRALIA - 2.88%
        55,000  Amcor Ltd.                                        749,375
        56,580  Broken Hill Proprietary Co. Ltd.                  809,801
        20,000  Coca-Cola Amatil Ltd.                             105,396
        19,380  Coles Myer Ltd.                                   655,286
                                                                2,319,858
AUSTRIA - 1.08%
         9,700  OMV A.G. *                                        868,673

BELGIUM - 0.20%
         2,500  Solvay NPV*                                       166,715

BRAZIL - 2.84%
       176,000  Aracruz Celulose SA                             1,199,000
        15,540  Telecomunicacoes Brasileiras SA                 1,094,599
                                                                2,293,599
CANADA - 5.27%
        20,000  BCE Inc.*                                         558,750
        28,500  Canadian Pacific Ltd.*                            589,594
       125,000  Imperial Oil Ltd.                               2,566,250
         7,200  Magna International Cl. A*                        418,500
        25,000  Prudential Steel Ltd.                             117,935
                                                                4,251,029
CHILE - 2.32%
        52,500  Embotelladora Andina SA De Chile                  721,875
        39,500  Sociedad Quimica Minera De Chile                1,150,438
                                                                1,872,313
DENMARK - 1.34%
        17,800  Novo-Nordisk A.S.                               1,068,000

FINLAND - 2.64%
        27,200  Nokia, CP ADS, Pfd.                             2,133,500
FRANCE - 4.80%
        29,458  Alcatel Alsthom                                   500,786
         1,090  Carrefour Supermarche, SA *                       690,585
        28,400  Rhone-Poulenc SA                                1,185,700
        12,200  Schlumberger Ltd.                                 613,813
        14,035  Total SA                                          881,573
                                                                3,872,457
GERMANY - 7.18%
        13,200  Daimler Benz A. G.                              1,081,575
        24,700  Dresdner Bank A.G.                                919,218
        27,000  Fresenius Medical Care ADR                        460,687
         8,500  Henkel KGAA, Pfd. *                               617,912
         4,140  SAP A.G.*                                       1,842,912
        15,800  Siemens A.G.                                      872,549
                                                                5,794,853
IRELAND - 2.05%
        23,000  Elan Corp. PLC                                  1,657,437

ITALY - 4.43%
        24,960  Benetton Group S.p.A.                             750,360
       106,000  Luxottica Group S.p.A.                          1,185,875
       200,000  Parmalat Finanziaria S.p.A.                       294,700
        20,000  Telecom Italia S.p.A.                           1,340,000
                                                                3,570,935
JAPAN - 9.22%
        28,500  Canon Inc.                                        559,313
        40,000  Fuji Photo Film Ltd.                            1,365,000
        18,000  Hitachi, Ltd.                                     780,750
        12,400  Ito Yokado, Ltd.                                  582,800
        37,000  Kao Corp.                                         592,562
        11,000  Sony Corp.                                        756,250
        60,000  Takeda Chemical Inds.                           1,608,870
        26,500  Toyota Motor Corp.                              1,189,187
                                                                7,434,732
NETHERLANDS - 4.47%
        24,123  Aegon N.V.                                      1,878,579
         5,400  Akzo N.V.                                         189,675
        17,708  Koninklijke Ahold N.V.                            514,639
        18,000  Polygram N.V.                                   1,021,500
                                                                3,604,393
NORWAY - 0.83%
        18,555  Norsk Hydro A.S.                                  667,980

PORTUGAL - 1.64%
        36,700  Portugal Telecom S.A.                           1,321,200

SPAIN - 2.77%
        35,000  Repsol S.A.                                     1,476,563
         7,000  Telefonica De Espana S. A.                        755,562
                                                                2,232,125
SWEDEN - 3.50%
        39,750  Aktiebolaget Electrolux                         1,031,016
        52,000  Ericsson (L.M.) Telephone Co. C l. B              955,500
        42,500  Svenska Cellulosa Aktiebol*                       840,828
                                                                2,827,344
SWITZERLAND - 2.26%
         4,280  ABB A.G.                                          434,396
         8,650  Nestle S.A.                                       860,431
         6,613  Novartis A. G.                                    530,019
                                                                1,824,846
UNITED KINGDOM - 11.87%
       120,000  Bass Public Ltd. Co. CL B                         609,852
        71,428  Bass Public Ltd. Co.                              870,529
        22,969  Cadbury Schweppes Ltd. PLC                      1,185,774
        24,200  Carlton Communications PLC                        819,775
        40,000  Coca Cola Beverages PLC                            91,084
        15,979  Diageo PLC                                        579,239
        13,173  Reuters Holdings PLC                              655,357
        62,425  Royal Bank of Scotland PLC *                      710,765
        18,000  SmithKline Beecham PLC                            985,500
        20,000  Unilever PLC                                      680,000
        13,000  Vodafone Group                                  1,465,750
        80,000  Waste Management International                    920,000
                                                                9,573,625
UNITED STATES - 0.71%
         8,000  Sprint Corp. *                                    576,000
TOTAL COMMON STOCKS (ADR) - 76.56%                             61,751,614


        Face                                                                                    Market
        Amount          Description                                                             Value
SHORT-TERM CORPORATE NOTES - 21.02%
$       1,000,000       Amoco Co., 5.15%, due November 10, 1998                                  994,135
        1,000,000       Chevron USA Inc., 5.53%, due October 2, 1998                             999,693
        1,000,000       Coca-Cola Co., 5.42%, due November 6, 1998                               994,430
        1,000,000       duPont (E.I.) deNemours & Co., 5.49%, due October 2, 1998                999,695
        1,000,000       duPont (E.I.) deNemours & Co., 5.48%, due October 21, 1998               996,803
        1,000,000       Gannett Inc., 5.48%, due October 23, 1998                                996,499
        1,000,000       General Mills Inc., 5.48%, due October 2, 1998                           999,696
        1,000,000       General RE Corp., 5.49%, due October 6, 1998                             999,085
        1,000,000       Heinz, (H.J.) & Co., 5.46%, due October 22, 1998                         996,663
        1,000,000       Hershey Foods Corp., 5.48%, due October 7, 1998                          998,934
        1,000,000       Lucent Technologies Inc., 5.46%, due October 16, 1998                    997,573
        1,000,000       Penney (J.C.) & Co., 5.52%, due October 5, 1998                          999,233
        1,000,000       Penney (J.C.) & Co., 5.22%, due November 30, 1998                        991,155
        1,000,000       PepsiCo, Inc., 5.30%, due October 14, 1998                               997,939
        1,000,000       Proctor & Gamble Co., 5.45%, due October 13, 1998                        998,032
        1,000,000       Times Mirror, 5.47%, due November 3, 1998                                994,834
        1,000,000       Toys `R' Us, 5.30%, due October 27, 1998                                 996,025
TOTAL SHORT-TERM CORPORATE NOTES - 21.02%                                                     16,950,424

GOVERNMENT SPONSORED ENTERPRISES - 3.08%
        1,000,000       Federal Home Loan Banks, 5.37%, due November 23, 1998                    991,945
          500,000       Federal Home Loan Mortgage Corp., 5.40%, due October 6, 1998             499,550
        1,000,000       Federal Home Loan Mortgage Corp., 5.34%, due November 25, 1998           991,693
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 3.08%                                                 2,483,188

REPURCHASE AGREEMENT - 2.86%
	2,310,000	Northern Trust Co., 5.35%, due October 1, 1998
                  (Collateralized by U.S. Treasury Notes, 5.875%, due March 31, 1999)          2,310,000
TOTAL INVESTMENTS - 103.52%                                                                 $ 83,495,226

Other assets less liabilities - (3.52%)                                                       (2,841,310)

TOTAL NET ASSETS - 100.00%
	(equivalent to $16.16 per share; 10,000,000 shares of $1.00 par value
        capital shares authorized; 4,991,489 shares outstanding)                            $ 80,653,916

   ADR - American Depository Receipt
* Non ADR


This report has been prepared for the information of the Shareholders of UMB Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Regional Fund
WorldWide Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri

UMB Scout Funds

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL FREE 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial
Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.